Deconsolidation of Ruisha Technology	12 Months Ended
Mar. 31, 2026
Discontinued Operations and Disposal Groups [Abstract]
Deconsolidation of Ruisha Technology

20 DECONSOLIDATION OF RUISHA TECHNOLOGY

In July 2021, Hangzhou Juangua obtained voting interest control over “Ruisha Technology” through a business acquisition transaction. As a result, the Group controls Hangzhou Ruisha through Hangzhou Juangua. In August 2025, Ruisha Technology repurchased its shares from the Group, resulting the Group’s share interest in Ruisha Technology decreased from 59.6% to 48.2%. The Group deconsolidated Ruisha Technology since August 31, 2025.

According to ASC 810-10-40, the difference between the carrying value of the assets, liabilities and non-controlling interest of Ruisha Technology that were deconsolidated, and the aggregate of the consideration received and fair value of the continuing investment, resulted in a gain in the amount of RMB36,909 before tax. This gain on the deconsolidation was presented on the Group’s Consolidated Statement of Operations and Comprehensive (Loss)/Income for the year ended March 31, 2026.

The following table sets forth details of the condensed balance sheet of Ruisha Technology, which was deconsolidated on August 31, 2025:

As of August 31, 2025
RMB
Cash and cash equivalents	6,337
Prepayments, receivables and other current assets	8,882
Amounts due from related parties	407
Property and equipment, net	154
Salaries and welfare payable	(218)
Taxes payable	(436)
Amounts due to related parties	(733)
Accruals and other current liabilities	(6,259)
Non-controlling interests	(29,424)
Carrying net liabilities of Ruisha Technology at deconsolidation	(21,290)

Fair value of 48.2% Ruisha Technology after deconsolidation	12,679
Fair value of consideration received	2,940
Aggregate of consideration received and fair value of continuing investment	15,619

Gain on deconsolidation of Ruisha Technology	36,909